Exhibit 99.1

Investor Presentation February 2018

Forward - Looking Statements 2 This presentation (the “Presentation”) relates to Chicken Soup for the Soul Entertainment, Inc. (“CSS Entertainment” or the “ Com pany”), which recently completed its initial public offering pursuant to a qualified offering statement (“Offering Statement”) filed under Regulatio n A as promulgated under the Securities Act of 1933, as amended (the “Act”). The offering circular (“Offering Circular”) comprising in part the Offering Sta tement is available at https:// www.sec.gov /Archives/ edgar /data/1679063/000114420417041252/v471417_partiiandiii.htm . The purpose of this Presentation is to assist persons in their review of the business and plans of the Company . In addition to the information presented herein, you are advised to read the Offering Circular, which contains additional information, including information regarding the risks faced by the Company in its operations and the risks involved in an investment in the Company . The entire contents of this Presentation is qualified by the Offering Circular . This Presentation includes “forward - looking statements” and projections . CSS Entertainment’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements or projections as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements and projections include, without limitation, estimates and projections of future performance, which are based on numerous assumptions about sales, margins, competitive factors, industry performance and other factors which cannot be predicted . Therefore, the actual results of operations are likely to vary from the projections and the variations may be material and adverse . The projections should not be regarded as a representation or prediction that CSS Entertainment will achieve or is likely to achieve any particular results . CSS Entertainment cautions readers not to place undue reliance upon any forward - looking statements and projections, which speak only as of the date made . CSS Entertainment does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . The Company uses a non - GAAP financial measure to evaluate its results of operations and as a supplemental indicator of our operating performance . The non - GAAP financial measure that the Company uses is Adjusted EBITDA . Adjusted EBITDA is considered a non - GAAP financial measure as defined by Regulation G promulgated by the Act, as amended . Due to the significance of non - cash and non - recurring expenses recognized in the years ended December 31 , 2016 and 2015 , and the likelihood of material non - cash and non - recurring expenses to occur in future periods, the Company believes that this non - GAAP financial measure will enhance the understanding of its historical and current financial results . Further, the Company believes that Adjusted EBITDA enables its board of directors and management to analyze and evaluate financial and strategic planning decisions that will directly effect operating decisions and investments . The presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by unusual or non - recurring items or by non - cash items . This non - GAAP financial measure should be considered in addition to, rather than as a substitute for, the Company’s actual operating results included in its consolidated financial statements . All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and CSS Entertainment’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names . The securities of CSS Entertainment are highly speculative . Investing in shares of CSS Entertainment involves significant risks, including those described in the Offering Circular .

Chicken Soup for the Soul Entertainment Chicken Soup for the Soul Entertainment (“CSS Entertainment”) produces, curates and distributes brand consistent television series, online videos, and films Production • Develops and produces television and online video series under the Chicken Soup for the Soul brand Distribution • Distributes television series and films worldwide • Distribution rights to more than 1,200 TV series and feature films – one of the largest independently owned content libraries in the world Direct - to - Consumer Networks • Popcornflix channels, an advertiser - based online video network with rights to exhibit over 3,000 films and 60 television series with ~1,500 episodes • APlus.com , a positive journalism, digital publisher network, sharing written and video stories online • Subscription - based video service to be created and/or acquired 3

# Brand Strength

Chicken Soup for the Soul stands for hope, comfort and positivity with a highly-prized female demographic

## Brand Reach and Awareness

- 3.7 MM combined highly-engaged Facebook fans
- Over 8 BN content views[(a)] across all digital platforms for 2017
- Approx. 1.15 BN content views[(a)] in November 2017 across all digital platforms
- Content views increased 8x since September 2016
- 80% social media followers are female

## Brand Facts

- 250+ book titles published over 25 years
- 25,000+ stories published
- 500 MM books sold worldwide
- Publish 10-12 new titles each year, many are BookScan bestsellers
- 89% brand awareness

(a) Includes impressions, video views, and podcast downloads

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Opportunity Technology has fundamentally disrupted the structure and economics of the entertainment and media industry 5 CSSE Capitalizing on Opportunities TV networks seeking low - cost content and new revenue streams Advertisers seeking new ways to reach consumers Facebook’s ongoing modifications to algorithms Consumers seeking alternatives for video content consumption (DTC, OTT, VOD)

Production Overview 6 • Profitable, de - risked business model • Third - party committed funding secured prior to producing video content: sponsorships, advertising, and product integration from corporations, foundations, and networks (cable, broadcast, online) • Hire independent producers to produce for a fixed fee • Retain and monetize valuable back - end rights • Use produced content to grow direct - to - consumer online networks

7 Sponsors

# TV Series On-Air & In Development

| Currently On-Air/In Production | Themes | Network |
|---|---|---|
| Chicken Soup for the Soul's Hidden Heroes | Kindness | The CW |
| Being Dad | Parenting | Coming Soon |
| Vacation Rental Potential | Travel, Home | A&E, FYI |
| The New Americans | Compassion | The CW, APlus.com |

- Pipeline of long-form and short-form projects in various stages of development
- Covers many themes (e.g., relationships, health, wellness and positive living)

| **In Development** (All working titles) | **Themes** |
|---|---|
| The Fixer | Millennials, Finance |
| RAK'd | Social Experiment, Kindness |
| Hero House | Home, Veterans |
| Animal Rescue Live | Pets |
| Cities, Burbs or Sticks | Real Estate, Travel, Home |
| Secret Life of Babies | Parenting, Comedy |
| Weird History of Cool Stuff | Lifestyle, History, Science |
| Brighter Things | News |
| MoneyCenter | Magazine, Finance |
| Behind the Seams | Social Experiment, Documentary |
| New Leash on Life | Pets |
| No Restaurant Required | Epicurean, Travel |
| Pet Caves | Pets |
| American Women | Social Experiment |
| Late Night Snack | Epicurean, Home |

Hidden Heroes

PROJECT DAD

vacation rental potential

THE NEW AMERICANS

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Traditional Distribution Overview 9 • Distributes television series and films worldwide through direct relationships across all media, including theatrical, home video, pay - per - view, free, cable and pay television, video - on - demand, YouTube, and new digital media platforms • Rights to more than 1,200 TV series and feature films – one of the largest independently owned content libraries in the world • Also d istributes library through Popcornflix – 5 advertiser - based direct - to - consumer online networks – and APlus.com

Online Networks Overview 10 • Advertising - based direct - to - consumer video network – Popcornflix channels • Digital publisher network with extensive content reach – APlus.com • Own a critical mass of content with Popcornflix • Develop or acquire capability to offer subscription - based direct - to - consumer network that will also include multiple content verticals • Obtain customers through social media marketing and acquisitions • Focus on acquiring existing digital publishers and additional online video services with related content and customers Popcornflix & APlus.com

Popcornflix Networks 11 • 5 advertising - based direct - to - consumer video networks: Popcornflix , Popcornflix Kids, Popcornflix Comedy, Frightpix , and Españolflix • Available online and through Apple iOS, Android, Roku, Amazon, Google YouTube, and more • Over 25 million app downloads in over 56 countries • 15 million active users annually • Over 180+ million ad requests with 85% sell - out rate in 2017 • Delivers CSS Entertainment - produced content through networks

12 APlus.com • Digital publisher network devoted to spreading the message of positive journalism and storytelling through articles and videos that focus on our shared humanity • Co - founded in 2014 by Ashton Kutcher • CSS Entertainment has exclusive distribution agreement for all content • A Plus has extensive distribution reach online and through social media • A Plus also develops premium written and video content for leading brands Approx . 919 MM Content Views in Nov 2017 480+ MM Combined Followers 70% Millennial Audience

13 HOLLY BAKER How We Work with Sponsors

14 Financial Highlights • Public Stock Listing ($ MM) o Ticker CSSE o Exchange Nasdaq Global o Fully diluted shares 12.5 MM o Equity Value (2/1/18) $108 MM • Strong balance sheet and significant liquidity o $33 million in total assets (9/30/17) o $10 million in cash (9/30/17) o No debt o Undrawn line of credit with $4.5 million in availability o Cash flow positive • Acquired Screen Media Ventures, LLC in November 2017 o Purchased for $4.9 million in cash (1x EBITDA) o 35,000 shares of Class A common stock o No debt o Assets appraised value at $31 million

15 Financial Summary ($ MM) $0 $5 $10 $15 $20 $25 $30 $35 $40 2015A 2016A 2017PF 2018E Revenue Adjusted EBITDA $1.5 $0 $8.1 $3.8 $25 $10* $36 $18 (1) Pro forma for Screen Media acquisition and projected full year results (1) *Adjusted EBITDA for 2017 will significantly exceed $10 million in light of the $22 million gain from the Screen Media acquisition as filed in the 8 - K/A on 1/17/18.

16 Growth Plan • Continue developing and producing television and online series using our profitable business model • Monetize these series through traditional distribution channels (Screen Media Ventures) and online networks ( Popcornflix and APlus.com ) • Grow existing online audiences through organic growth, CSS Entertainment - produced series, and social media marketing • Strong focus on acquisitions with related content and customers: o Existing advertiser - based and subscribition - based online video services (e.g., Popcornflix ) o Existing digital publishers (e.g., APlus.com ) o Libraries

17 Summary Rapidly Growing and Diversified Revenue Streams Globally - Recognized Positive Brand with Actively Engaged Fan Base Experienced Management Team and Accomplished Board Members Profitable Producer and Distributor of Television, Film, and Online Video

# Experienced Management Team

**William J. Rouhana, Jr.** — **Chairman and Chief Executive Officer, CSS Entertainment**

- Leader in the media, entertainment and communications industries for more than 35 years
- Acquired CSS in 2008 and became CEO
- Founder and CEO of Winstar Communications, a wireless broadband pioneer with $1 billion revenue, and Winstar New Media 1993-2001
- Acquired media companies including Virgin Vision, a Virgin Group global film distribution venture
- As an entertainment and finance lawyer, developed new film financing models for major producers such as Blake Edwards
- Founder of The Humpty Dumpty Institute, Global Creative Forum and International Film Exchange
- B.A., Colby College, currently trustee emeritus; J.D., Georgetown Law School

**Scott W. Seaton** — **Vice Chairman and Chief Strategy Officer, CSS Entertainment**

- 25 years of media and telecommunications investment banking experience
- Joined Chicken Soup for the Soul as COO in 2012
- Managing Director – Credit Suisse First Boston, Bank of America, Oppenheimer & Co.
- Past Board of Directors – Mediacom Communications Corp.
- A.B., Stanford University; M.B.A., Harvard University

**Dan Pess** — **Chief Financial Officer, CSS**

- 35 years financial experience in public and private companies
- Completed 4 IPO's and several mergers and acquisitions
- Joined Chicken Soup for the Soul as Chief Financial Officer in 2012
- B.S., Long Island University
- Certified Public Accountant

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# Experienced Management Team

**Elana Sofko** — **Chief Operating Officer, CSS Entertainment**

- 25 years of experience across multiple media platforms
- Vice President, Digital Business Development and Operations at World Wrestling Entertainment before joining CSS in 2016
- Previous experience at ESPN, Nokia, A&E Television Networks, Sirius Satellite Radio and News America Marketing
- B.A., University of Albany; MBA, University of Connecticut

**Susan Kravitz** — **Executive Vice President of Sales and Strategic Sponsorships, CSS Entertainment**

- 20+ years of experience as an accomplished sales leader and revenue generator
- Joined CSS Entertainment in 2018
- Former SVP of National Digital Sales at Townsquare
- Held senior sales roles at Discovery Communications, Meredith, OMD, Brightline
- Emmy award winner for her TV show "Aperture"
- B.A., Corporate Communications, Ithaca College

**Michael Winter** — **Senior Vice President of Development and Programming, CSS Entertainment**

- More than 15 years of experience in the television industry, specifically the development and production of successful unscripted television programming
- Director of Programming at Scripps Networks
- Previous experience at Jupiter Entertainment, Leopard Films, Versus Outdoor Life Network, MTV, TLC, VH1, DreamWorks and ABC
- B.A., American University

**Lou Occhicone** — **Senior Vice President of Business Affairs and Distribution, CSS Entertainment**

- 20+ years of programming, distribution and operations experience
- Joined CSS Entertainment in 2017
- Held senior consultative and executive positions at production and distribution companies driving content distribution globally
- M.A., Education, University of Connecticut

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# Accomplished Board Members

**Fred Cohen**

- 35-year media and entertainment veteran and industry icon
- Chairman of the International Academy of Television Arts & Sciences (Emmys); Chairman of its Foundation
- Former President of King World International Productions, EVP CBS Broadcast International, President HBO International
- Currently serves as strategic advisor to Harpo Productions on the international distribution of DR. OZ
- Director of Hopskoch.com, transmedia online marketing and game platform
- Chair Emeritus of PCI – Media Impact, a New York based international NGO
- B.A., The University of Michigan; M.S., Stanford University

**Peter Dekom**

- Over 40 years of media and entertainment legal, consulting and entrepreneurial experience
- Forbes top 100 lawyers in the United States: Premiere Magazine 50 most powerful people in Hollywood
- Formerly "of counsel" with Weissmann Wolff Bergman Coleman Grodin & Evall; partner with Bloom, Dekom, Hergott and Cook
- Clients include and have included George Lucas, Paul Haggis, Keenen Ivory Wayans, John Travolta, Ron Howard, Rob Reiner, Andy Davis, Robert Towne and Larry David; corporate clients include Sears, Pacific Telesis and Japan Victor Corporation (JVC)
- Prior Director of Imagine Films Entertainment, Will Vinton Studios and Cinebase Software
- Member of the Academy of Television Arts and Sciences and Academy Foundation
- B.A., Yale; J.D., UCLA School of Law

**Amy Newmark**

- 30 years of media and telecommunications industry and investment banking experience
- Current Publisher, Editor-in-Chief and Author of Chicken Soup for the Soul
- Published more than 150 Chicken Soup for the Soul books since 2008
- Founded and managed successful hedge fund
- Managing Director – CJ Lawrence, top ranked telecom analyst
- 10 years of experience on various technology company boards
- A.B., Harvard University; CFA

**Christina Weiss Lurie**

- Multi-faceted career spans the worlds of sports, entertainment and philanthropy
- Owner of Philadelphia Eagles and founder of Eagles Charitable Foundation
- Two-time Oscar award-winning film producer
- Co-founder of independent film company, Tango Pictures
- B.A., Yale University

**Diana Wilkin**

- Over 20 years of experience in the media industry
- Managing Director of Twelve 24 Media, a broadcast and media consulting firm
- Former President of CBS Affiliate Relations, responsible for network agreements with all major broadcast television station groups
- B.S., University of Southern California

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